UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of Earliest Event Reported) - December 10, 2004


                             MTM TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


         New York                       0-22122                  13-3354896
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      (State or other           (Commission File Number)        (IRS Employer
jurisdiction of Incorporation)                               Identification No.)

        850 Canal Street, Stamford, Connecticut                     06902
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       (Address of principal executive offices)                  (zip code)


        Registrant's telephone number, including area code - 203-975-3700
                                                             ------------

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          (Former Name or Former Address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY COMMENT

          This Form 8-K/A amends the Current Report on Form 8-K filed by the Registrant on December 13, 2004 reporting, among other things, the acquisition of substantially all of the assets of Vector ESP, Inc. and Vector ESP Management, Inc.

ITEM 9.   FINANCIAL STATEMENTS AND EXHIBITS

9.01      Financial Statements and Exhibits

(a)       Financial Statements of Business Acquired.

          Reference is made to (i) the Audited Financial Statements for Vector Global Services, Inc. and Subsidiaries for the year ended December 31, 2003 and 2002, attached as Exhibit 99.3 to the Current Report on Form 8-K filed by the Registrant on December 13, 2004 and (ii) the Audited Financial Statements of Vector Global Services, Inc. and Subsidiaries as of September 30, 2004 attached as Exhibit 99.4 to the Current Report on Form 8-K filed by the Registrant on December 13, 2004.

(b)       Pro forma financial information.

          Reference is made to the Pro Forma Condensed Combined Statements of Operations for MTM Technologies, Inc. and Subsidiaries, Network Catalyst, Inc., and Vector Global Services, Inc. and Subsidiaries for the nine months ended December 31, 2004 and 2003 and for the year ended March 31, 2004 attached hereto as Exhibit 99.1.

(c)       Exhibits

Exhibit 23.1 Ernst & Young LLP Auditors Consent (Incorporated by reference to Exhibit 23.1 to the Current Report on Form 8-K filed by the Registrant with the Securities Exchange Commission on December 13, 2004).

Exhibit 23.2  UHY LLP Auditors Consent (Incorporated by reference to
              Exhibit 23.2 to the Current Report on Form 8-K filed by the Registrant with the Securities Exchange Commission on December 13, 2004).

Exhibit 99.1  Pro Forma Condensed Combined Statements of Operations for
              MTM Technologies, Inc. and Subsidiaries, Network Catalyst, Inc., and Vector Global Services, Inc. and Subsidiaries for the nine months ended December 31, 2004 and 2003 and for the year ended March 31, 2004.


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

Exhibit 99.2 Audited Financial Statements for Vector Global Services, Inc. and Subsidiaries for the year ended December 31, 2003 and 2002 (Incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K filed by the Registrant with the Securities Exchange Commission on December 13, 2004).

Exhibit 99.3 Audited Financial Statements of Vector Global Services, Inc. and Subsidiaries as of September 30, 2004 (Incorporated by reference to Exhibit 99.4 to the Current Report on Form 8-K filed by the Registrant with the Securities Exchange Commission on
              December 13, 2004).


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


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MTM TECHNOLOGIES, INC.
                                                  (Registrant)


                                                By:  /s/ Francis J. Alfano
                                                   -----------------------------
                                                     Francis J. Alfano,
                                                     Chief Executive Officer


February 16, 2005


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


                                  EXHIBIT INDEX
                                  -------------

EXHIBIT
-------

Exhibit 23.1 Ernst & Young LLP Auditors Consent (Incorporated by reference to Exhibit 23.1 to the Current Report on Form 8-K filed by the Registrant with the Securities Exchange Commission on December 13, 2004).

Exhibit 23.2       UHY LLP Auditors Consent (Incorporated by reference to
                   Exhibit 23.2 to the Current Report on Form 8-K filed by the Registrant with the Securities Exchange Commission on December 13, 2004).

Exhibit 99.1 Pro Forma Condensed Combined Statements of Operations for MTM Technologies, Inc. and Subsidiaries, Network Catalyst, Inc., and Vector Global Services, Inc. and Subsidiaries for the nine months ended December 31, 2004 and 2003 and for the year ended March 31, 2004.

Exhibit 99.2 Audited Financial Statements for Vector Global Services, Inc. and Subsidiaries for the year ended December 31, 2003 and 2002 (Incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K filed by the Registrant with the Securities Exchange Commission on December 13, 2004).

Exhibit 99.3 Audited Financial Statements of Vector Global Services, Inc. and Subsidiaries as of September 30, 2004 (Incorporated by reference to Exhibit 99.4 to the Current Report on Form 8-K filed by the Registrant with the Securities Exchange Commission on December 13, 2004).


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